UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

200 LIBERTY STREET, NEW YORK, NEW YORK	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 416-2000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

On January 17, 2007, the Board of Directors of Dow Jones & Company, Inc. (the “Company”) approved the Dow Jones 2006 Executive Annual Incentive Plan (the “Plan”), subject to stockholder approval, upon the recommendation of the Compensation Committee. The Plan, as recommended by the Compensation Committee and approved by the Board, was attached as Appendix B to the proxy statement filed with the Securities and Exchange Commission on March 16, 2007 and is incorporated herein by reference.  A summary of Plan terms was provided in the Company’s proxy statement filed with the Securities and Exchange Commission on March 16, 2007 and is incorporated herein by reference.

On April 18, 2007, at the Company’s annual meeting of stockholders, Company stockholders approved the Plan.  See Item 8.01 below.

ITEM 8.01 OTHER EVENTS

At the Dow Jones Annual Meeting of Stockholders held on April 18, 2007, there were represented in person or by proxy 56,692,882 shares of Common Stock (carrying one vote per share) and 16,132,591 shares of Class B Common Stock (carrying ten votes per share). At the Annual Meeting:

1) the holders of the Common Stock, voting separately as a class, elected the following individuals as directors (with votes for and withheld as set forth below):

	FOR	WITHHELD
Jon E. Barfield	55,854,913	837,969
Lewis B. Campbell	55,876,854	816,028
Eduardo Castro-Wright	55,938,820	754,062
John M. Engler	55,875,832	817,050
Harvey Golub	55,902,795	790,087
Dieter von Holtzbrinck	55,923,795	769,087
Frank N. Newman	55,795,604	897,278

2) the holders of the Common Stock and the Class B Common Stock, voting together, elected the following individuals as directors (with votes for and withheld as set forth below):

	FOR	WITHHELD
Christopher Bancroft	215,285,534	2,733,258
John F. Brock	217,108,523	910,269
Michael B. Elefante	215,501,949	2,516,843
Leslie Hill	215,556,323	2,462,469
M. Peter McPherson	216,978,719	1,040,073
David K. P. Li	202,855,552	15,163,240
Paul Sagan	217,116,690	902,102
Elizabeth Steele	215,604,122	2,414,670
Richard F. Zannino	217,057,701	961,091

3) the holders of the Common Stock and the Class B Common Stock, voting together, approved the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as independent registered public accountants for 2007 by a vote of 216,520,303 votes in favor; 1,169,668 votes against and 328,821 abstentions;

4) the holders of the Common Stock and the Class B Common Stock, voting together, approved the amendment of the Dow Jones 2006 Executive Annual Incentive Plan by a vote of 181,606,271 votes in favor; 25,625,012 votes against and 433,788 abstentions; and

5) the holders of the Common Stock and the Class B Common Stock, voting together, rejected the stockholder proposal to require that the positions of Chairman and CEO be held by different persons and that the Chairman not be a current or former executive of the Company by a vote of 24,376,426 votes in favor; 176,829,848 votes against; and 6,458,710 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated:	April 24, 2007	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller